UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 18, 2019

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
On January 18, 2019, Regions Financial Corporation (“Regions”) will issue a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1. Supplemental financial information for the quarter and year ended December 31, 2018 is attached as Exhibit 99.2. Executives from Regions will review the results via teleconference and live audio webcast at 11:00 a.m. Eastern time on January 18, 2019. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.3. All of the attached exhibits are incorporated herein by reference and may also be found on Regions' website at www.regions.com. An archived webcast of the teleconference will be available on that website through February 18, 2019.

In accordance with general instruction B.2 of Form 8-K, this information shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, except for Exhibit 99.3, which is being furnished and shall not be deemed filed.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated January 18, 2019.
99.2	Supplemental Financial Information for the Quarter and Year Ended December 31, 2018.
99.3	Visual Presentation of January 18, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

 Date: January 17, 2019